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                                                                 EXHIBIT 10.24

                        AGREEMENT OF WAIVER AND CONSENT


        This Agreement of Waiver and Consent (the "Agreement") is made as of June 6, 1997, by and among Intelligroup, Inc., a New Jersey corporation (the "Company" or "Intelligroup"). Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli (collectively, the "Shareholders"), and Summit Ventures IV, L.P. and Summit Investors III, L.P. (collectively, "Summit").

        WHEREAS, Intelligroup, the Shareholders and Summit are parties to that certain Registration Rights Agreement dated as of April 10, 1996 (the "Registration Rights Agreement"); and

        WHEREAS, the Board of Directors of Intelligroup has approved a proposed public offering of the Common Stock of Intelligroup (the "Offering"), in which the Company proposes to issue and sell up to 1,150,000 shares of its authorized but unissued Common Stock; and

        WHEREAS, as a condition precedent to the consummation of the Offering, certain waivers and amendments are necessary to the Registration Rights Agreement;

        NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.      WAIVER OF CERTAIN REGISTRATION RIGHTS.

        Effective upon the date hereof, Summit hereby agrees to waive any and all registration rights which they may have as to the Offering.

2.      TERMINATION UPON CANCELLATION OF OFFERING; REVERSION.

        In the event (i) the Company does not consummate the Offering by August 31, 1997, (ii) the Offering is not consummated within ten days of its effectiveness or (iii) upon an earlier determination by the Company to terminate the Offering, this Agreement shall be terminated and deemed to be of no further force and effect.

3.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

4.      BINDING EFFECT; SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of any of the parties.
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5.      NOTICE.

        All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipt made therefor by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid to the addresses shown below, on the third business day after the date postmarked.

        If to the Company:
        Intelligroup, Inc.
        517 Route One South
        Iselin, New Jersey 08830

        Copy to:

        Buchanan Ingersoll
        500 College Road East
        Princeton, New Jersey 08540

        If to Summit:
        Summit Partners
        600 Atlantic Avenue
        Boston, Massachusetts 02210-2227

        Copy to:

        Hutchins, Wheeler & Dittmar, A Professional Corporation
        100 Federal Street
        Boston, Massachusetts 02110
        Attention: James Westra, Esq.

6.      SEVERABILITY.

        The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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7.      AMENDMENT.

        No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

8.      INTEGRATION AND ENTIRE AGREEMENT.

        Except as provided in this Agreement, the Registration Rights Agreement and documents and agreements contemplated thereby and all of their respective terms and provisions, as amended by (i) that certain Agreement of Waiver and Consent dated June 4, 1996, and (ii) that certain Amendment No. 1 to Agreement of Waiver and Consent dated July 12, 1996, remain in full force and effect.

                                    ********



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                INTELLIGROUP, INC.


                                By: /s/
                                    --------------------------------------
                                    Ashok Pandey
                                    President and Chief Executive Officer


                                SUMMIT VENTURES IV, L.P.


                                By: SUMMIT PARTNERS IV, L.P.
                                    Its General Partner


                                By: Stamps, Woodsum & Co., IV,
                                    Its General Partner


                                By: /s/
                                    --------------------------------------
                                    Its General Partner


                                SUMMIT INVESTORS III, L.P.


                                By: /s/
                                    --------------------------------------
                                    Authorized Signatory


                                INDIVIDUALS


                                /s/
                                --------------------------------------
                                Ashok Pandey


                                /s/
                                --------------------------------------
                                Rajkumar Koneru


                                /s/
                                --------------------------------------
                                Nagarjun Valluripalli


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